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                                                                    EXHIBIT 23.2


CONSENT OF ARTHUR ANDERSEN, INDEPENDENT AUDITORS OF ROSLIN BIO-MED LIMITED

As independent auditors, we hereby consent to the incorporation by reference in this registration statement of our report dated April 15, 1999 included in Geron Corporation's Form 8-K filed as of May 18, 1999, and amended on both May 21, 1999 and June 29, 1999, and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN


                                          /s/ ARTHUR ANDERSEN

Edinburgh, Scotland
July 1, 1999